EXHIBIT 10.39

                   SECOND AMENDMENT TO SECURED LOAN AGREEMENT

      THIS SECOND AMENDMENT TO SECURED LOAN AGREEMENT (this "Amendment"), is dated as of July 31, 2003 and amends the Secured Loan Agreement (as amended pursuant to the Amendment to Secured Loan Agreement dated as of May 28, 2003 (the "First Amendment"), the "Secured Loan Agreement"), dated as April 22, 2003, into by and among Diomed Holdings, Inc., a Delaware corporation, with headquarters located at One Dundee Park, Andover, MA 01810 (the "Company"), Diomed, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Diomed"), each entity named on the signature page hereto as a Lender (each, a "Lender") and Gibralt US, Inc., a Colorado corporation (the "Designated Lender"). Capitalized terms used but not defined herein shall have their respective meanings set forth in the Secured Loan Agreement, unless the context clearly indicates otherwise.

      In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Secured Loan Agreement and the Class D Notes issued thereunder as follows:

      1. Section 1(e) of the Secured Loan Agreement is hereby amended by deleting the phrase "July 31, 2003" in the first sentence thereof and inserting in lieu of such phrase "November 15, 2003."

      2. Section 2(a) of the Class D Notes is hereby amended by deleting the phrase "July 31, 2003" in the first sentence thereof and inserting in lieu of such phrase "November 15, 2003."

      3. Section 2(b) of the Class D Notes is hereby amended by deleting the phrase "July 31, 2003" in the first sentence thereof and inserting in lieu of such phrase "November 15, 2003."

      4. All other terms and conditions of the Secured Loan Agreement and the Class D Notes shall remain in full force and effect.

                            [Signature page follows.]

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      IN WITNESS WHEREOF, this Amendment has been duly executed by the Lenders,
Diomed and the Company as of the date set forth above.

                                        COMPANY:

                                        Diomed Holdings, Inc.

                                        By:  ___________________________________
                                        Name:  James A. Wylie, Jr.
                                        Title: Chief Executive Officer

                                        DIOMED:

                                        Diomed, Inc.

                                        By:  ___________________________________
                                        Name:  James A. Wylie, Jr.
                                        Title: Chief Executive Officer

                                        LENDER

                                        Gibralt US, Inc.

                                        By:  ___________________________________
                                        Name:  Johnny Ciampi
                                        Title: Authorized Person